UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2018

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

MagnaChip Semiconductor Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders on June 12, 2018. As of the

close of business on the record date of April 16, 2018, there were 34,321,175 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of the Company’s common stock present at the meeting, in person or by proxy, was 29,532,483, or 86.05% of the outstanding shares.

At the meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the final voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following seven directors to serve until the 2019 Annual Meetings of Stockholders and until their respective successors are elected and qualified.

	For	Withheld	Broker Non—Votes
Gary Tanner	25,125,322	103,502	4,303,659
Melvin L. Keating	24,966,166	262,658	4,303,659
Young-Joon Kim	25,170,094	58,730	4,303,659
Randal Klein	18,651,269	6,577,555	4,303,659
Ilbok Lee	24,762,005	466,819	4,303,659
Camillo Martino	25,168,827	59,997	4,303,659
Nader Tavakoli	25,146,467	82,357	4,303,659

Proposal 2 – Advisory Vote on the Compensation of the Named Executive Officers. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2018 proxy materials.

For	Against	Abstained	Broker Non-Votes
23,153,952	1,627,720	447,152	4,303,659

Proposal 3 – Advisory Vote on the Frequency of the Stockholder Vote on Executive Compensation. The Company’s stockholders voted, on an advisory basis, regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers. “1 Year” received the most votes.

1 Year	2 Year	3 Year	Abstained	Broker Non-Votes
24,156,041	50,540	28,328	993,915	4,303,659

Based on these results, and consistent with the Board’s recommendation disclosed in the Company’s 2018 proxy materials, the Board has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis.

Proposal 4 – Ratification of the Appointment of Samil PricewaterhouseCoopers. The Company’s stockholders ratified the appointment of Samil PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstained
29,468,751	60,867	2,865

There were no broker non-votes with respect to Proposal 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: June 18, 2018	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, Executive Vice President, General Counsel and Secretary